UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

(October 27, 2025)
Date of Report (date of earliest event reported)

SANMINA CORPORATION
(Exact name of registrant as specified in its charter)

DE	0-21272	77-0228183
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street
San Jose,	CA		95134
(Address of principal executive offices, including zip code)
	(408)	964-3500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	SANM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
As previously reported, on October 27, 2025 (the "Closing Date"), Sanmina Corporation ("Sanmina") completed the acquisition of ZT Group Int’l, Inc., a New Jersey corporation (“ZT”) (such acquisition, "the Acquisition"), pursuant to the Equity Purchase Agreement, dated May 18, 2025 (the “Purchase Agreement”), by and among Sanmina, ZT, AMD Design, LLC, a Delaware limited liability company and wholly owned subsidiary of AMD (the “Seller”), and Advanced Micro Devices, Inc., a Delaware corporation (“AMD”). On the Closing Date, pursuant to the Purchase Agreement, Sanmina purchased all of the shares of common stock of ZT held by the Seller.

This Current Report on Form 8-K/A (“Amendment No. 1”) is being filed to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission by Sanmina on October 31, 2025 (the “Initial Report”) to include the historical financial statements of ZT and certain pro forma financial information required by Item 9.01 (a) and (b) of Form 8-K.

The unaudited pro forma condensed combined financial information included in this Amendment No. 1 has been presented for informational purposes only. It does not purport to represent the actual results of operations that Sanmina would have achieved had Sanmina acquired ZT during the periods presented in the pro forma financial information and is not intended to project the future results of operations that Sanmina may achieve following the Acquisition. Except as described above, all other information in the Initial Report remains unchanged and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of ZT as of and for the years ended July 31, 2025 and July 31, 2024, including the notes related thereto and the report of KPMG LLP thereon, are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated by reference herein.

(b) Pro Forma Financial Information

Sanmina's unaudited pro forma condensed combined balance sheet as of September 27, 2025 and unaudited pro forma condensed combined statement of income for the year ended September 27, 2025, giving effect to the Acquisition, including the notes related thereto, are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated by reference herein.

(d) Exhibits.

Exhibit No	Description

23.1	Consent of KPMG LLP, independent auditors of ZT Group Int'l, Inc.
99.1
The audited consolidated financial statements of ZT Group Int'l Inc. as of and for the years ended July 31, 2025 and July 31, 2024, including the notes related thereto and the audit report thereon of the independent auditors.

99.2
The unaudited pro forma condensed combined financial information of Sanmina Corporation as of and for the year ended September 27, 2025, giving effect to the Acquisition, including the unaudited pro forma condensed combined balance sheet as of September 27, 2025 and the unaudited pro forma condensed combined statement of income for the year ended September 27, 2025

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SIGNATURE

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANMINA CORPORATION

		By:	/s/ JONATHAN FAUST
Jonathan Faust
Executive Vice President and Chief Financial Officer
Date:	January 12, 2026